Exhibit 99.1

Committed to Shareholder
Value Creation
September 2013

This presentation as well as other written or oral communications made from time to time by us, may contain certain forward-looking information within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements relate to future events or future predictions, including events or predictions relating to our future financial performance, and are generally identifiable by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “plan,” “intend,” “on condition,” “target,”  “estimates,” “preliminary,” or “anticipates” or the negative thereof or comparable terminology, or by discussion of strategy or goals or other future events, circumstances or effects. These forward-looking statements regarding future events and circumstances involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, financial condition, performance or achievements to be materially different from any future results, levels of activity, financial condition, performance or achievements expressed or implied by such forward-looking statements. This information is based on various assumptions, estimates or judgments by us that may not prove to be correct.
Important factors to consider and evaluate in such forward-looking statements include:
▪availability and adequacy of cash flow to meet our debt service requirements under the notes;
▪changes in competitive and market factors might affect our results or operations;
▪changes in laws and regulations, including without limitation changes in capital requirements under the Basel III capital proposals;
▪changes in our business strategy or an inability to execute our strategy due to the occurrence of unanticipated events;
▪our ability to identify potential candidates for, and consummate, acquisition or investment transactions;
▪the timing and results of acquisitions or investment transactions;
▪our failure to complete any or all of the transactions described herein on the terms currently contemplated;
▪local, regional, national, and international economic conditions and events and the impact they may have on us and our customers, including our operations and investments, both in the United States and contemplated in India;
▪targeted or estimated returns on assets and equity, growth rates and future asset levels;
▪our ability to attract deposits and other sources of liquidity and capital;
▪changes in the financial performance and/or condition of our borrowers, and issuers of securities we hold;
▪changes in the level of non-performing and classified assets and charge-offs;
▪changes in estimates of future loan loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, as well as changes in borrowers’ payment behavior and creditworthiness;
▪changes in our capital structure resulting from future capital offerings or acquisitions;
▪inflation, interest rate, securities market and monetary and foreign currency fluctuations, both in the United States, and internationally, especially in India due to our pending strategic investment
▪the effects on our mortgage warehouse lending and retail mortgage businesses of changes in the mortgage origination markets, including changes due to changes in monetary policies, interest rates and the regulation of mortgage originators, services and securitizers;
Forward Looking Statements

Forward Looking Statements
▪ timely development and acceptance of new banking products and services and perceived overall value of these products and services by users;
▪ changes in consumer spending, borrowing and saving habits;
▪ technological changes;
▪ our ability to grow, increase market share and control expenses, and maintain sufficient liquidity;
▪ volatility in the credit and equity markets and its effect on the general economy;
▪ the potential for customer fraud, especially in our mortgage warehouse lending business;
▪ effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting
 Oversight Board, the Financial Accounting Standards Board and other accounting standard setters;
▪ the businesses of the Bank and any acquisition targets, merger partners or strategic investments, and their subsidiaries not integrating successfully or such integration being more difficult, time-consuming or costly than expected;
▪ our ability to integrate currently contemplated and future acquisition targets and investments may be unsuccessful, or may be more difficult, time-
 consuming or costly than expected;
▪ material differences in the actual financial results of merger, acquisition, and investment activities compared with expectations;
▪ Investments in new markets, domestic or foreign, where we have little or no experience;
▪ The levels of activity and revenue from referrals from contractual or investment arrangements; and
▪ The liquidity and values of our strategic investments, including foreign strategic investments in India.
     These forward-looking statements are subject to significant uncertainties and contingencies, many of which are beyond our control. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, financial condition, performance or achievements. Accordingly, there can be no assurance that actual results and cash flows will meet our expectations or will not be materially lower than the results, cash flows, or financial condition contemplated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document or, in the case of documents referred to or incorporated by reference, the dates of those documents. We do not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events.
     This presentation is for discussion purposes only, and shall not constitute any offer to sell or the solicitation of an offer to buy any security, nor is it intended to give rise to any legal relationship between Customers Bancorp, Inc. (the “Company”) and you or any other person, nor is it a recommendation to buy any securities or enter into any transaction with the Company. The information contained herein is preliminary and material changes to such information may be made at any time. If any offer of securities is made, it shall be made pursuant to a definitive offering memorandum or prospectus (“Offering
 Memorandum”) prepared by or on behalf of the Company, which would contain material information not contained herein and which shall supersede, amend and supplement this information in its entirety.

Forward Looking Statements
Any decision to invest in the Company’s securities should be made after reviewing an Offering Memorandum, conducting such investigations as the investor deems necessary or appropriate, and consulting the investor’s own legal, accounting, tax, and other advisors in order to make an independent determination of the suitability and consequences of an investment in such securities. No offer to purchase securities of the Company will be made or accepted prior to receipt by an investor of an Offering Memorandum and relevant subscription documentation, all of which must be reviewed together with the Company’s then-current financial statements and, with respect to the subscription documentation, completed and returned to the Company in its entirety. Unless purchasing in an offering of securities registered pursuant to the Securities Act of 1933, as amended, all investors must be “accredited investors” as defined in the securities laws of the United States before they can invest in the Company.

Investment Highlights
▪ $3.8 billion asset bank with non-covered NPAs less than .70%
▪ ROA of 0.90% - 1.00% and ROE of 10% or greater
▪ Attractive target market from Boston to Washington D.C. along Interstate 95
Clean
Profitable
Bank in
Attractive
Markets
Experienced
and Proven
Management
Team
Unique
Organic
Growth
Strategy
▪ Senior management team with an average of 30+ years of banking experience with ability to react quickly to market conditions
▪ Extensive experience in organic and M&A growth
▪ Management and insiders own over 20% of the company
▪ Demonstrated ability to grow loans and deposits organically
▪ Unique “High Touch Supported with High Tech” model for private banking, deposit and lending relationships
▪ High credit quality niches for loans
Disciplined
Shareholder
Value
Creation
Model
▪ Focus on tangible book value accretion
▪ Demonstrated ability to grow EPS
▪ Very disciplined M&A strategy

Customers Bancorp, Inc.

NY
MA
Boston
Providence
RI
CT
New York
PA
Manhattan
Reading
NJ
Philadelphia
Washington D.C.
MD
DE
Customers Bancorp
CMS
Loan Production Offices

Current Company Overview
Source: SNL Financial and Company data.
Note: Branch proposed in northeastern Philadelphia.
*Source: Company Documents. Represents deposits pro forma for the acquisition of CMS Bancorp (expected to close in Q1 2014). Actual deposits transferred may be different.
▪ $3.8 bn institution with 18 sales offices with target
 market from Boston to Washington D.C.
 – Additional 6 branches from CMS post close
▪ Operating in key Mid-Atlantic and Northeast
 markets
 – New York City area (Westchester County and
 Manhattan)
 – Philadelphia area (Bucks, Berks, Chester, Delaware
 and Philadelphia Counties in southeastern
 Pennsylvania and Mercer county in New Jersey)
 – Boston area (Operations in Boston and Providence)
 – Washington D.C. (Loan production office)
▪ Unique “high-touch, high-tech” value proposition
 – Exceptional customer service supported by state-of-
 the-art technology
▪ Business banking, a mortgage warehouse
 business and multifamily real estate lending in the
 New York City area
▪ Mortgage banking starting in Q3, 2013
Current Markets
Location	No. of Offices	Total Deposits ($M)
Total Montgomery, Delaware & Bucks Counties (PA)	8	$1,052
Total Berks County (PA)	4	$450
Total New York & New Jersey	8	$747

Customers Bancorp, Inc.

Other Products /
Services

Customers Bank Advantage -
Single Point of Contact Banking
Cash
Management
Residential
Real Estate
Credit
Cards
Commercial
Real Estate
Commercial
Banking
Retail
Branches
Client
Makes
One Call
Client
High Touch supported by
High Tech
Single point of contact
banking
Private /
Personal
Bankers
Concierge
Banking

Disciplined Model for Superior Shareholder
Value Creation
▪ Build tangible book value per share each quarter
▪ Above average and consistent revenue growth, resulting in above average EPS growth
▪ A clear and simple risk management driven business strategy
▪ Above average to average ROAA and ROAE
▪ Proven management team

Customers Bancorp, Inc.

$16.00
$14.00
$12.00
$10.00
$8.00
$9.66
$12.52
$12.69
$14.40
$15.25
Jun-10
Dec-10
Dec-11
Dec-12
Jun-13

Enhancing Shareholder Value by
Growing Tangible Book Value
▪ Per share tangible book value up 58% since June 2010
▪ Management focused on continuous growth of TBV
▪ Strategies and key decisions are framed by estimated effect on per share TBV
▪ Customers growth strategy is directed to increasing earnings per share and TBV per share
Tangible Book Value Growth
CAGR: 16%

Customers Bancorp, Inc.

$400
$300
$200
$100
$0
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Jun-10
Dec-10
Dec-11
Dec-12
Jun-13
Tangible Common Equity
Tangible Common Equity to Tangible Assets%

Capital Ratios

26.10%
21.10%
24.20%
19.70%
11.13%
11.26%
13.32%
10.01%
10.23%
12.38%
11.00%
8.70%
7.38%
9.31%
11.20%
Jun-10
Dec-10
Dec-11
Dec-12
Jun-13
(in millions)
$634
$1,374
$2,078
$3,201
$3,793
Tier1 Leverage %
Tier 1 Risk Based Capital %
Total Risk Based Capital

Strong Capital Levels Enable EPS Growth
▪ Strong capital enables asset and deposit
 growth
▪ Customers raised $200+ million of equity
 capital in past year at book value or better.
▪ Current capital levels will provide for over
 $1.0 billion + of growth (assumes risk
 weighted assets are 90% of total assets).
▪ Customers is targeting an 11% Total Risk
 Based Capital floor (regulatory requirement
 for well capitalized = 10%) and 7% TCE
▪ ROAE target is 10% or greater
Equity

Assets

$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$4.4
$9.0
$17.0
$26.1
$34.2
Jun-10
Dec-10
Dec-11
Dec-12
Jun-13

$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$3.6
$7.2
$14.0
$21.7
$26.0
Jun-10
Dec-10
Dec-11
Dec-12
Jun-13

$20.0
$15.0
$10.0
$5.0
$0.0
$0.8
$1.6
$6.1
$12.7
$17.3
Jun-10
Dec-10
Dec-11
Dec-12
Jun-13

$0.50
$0.40
$0.30
$0.20
$0.10
$-
$(0.10)
$(0.05)
$0.06
$0.18
$0.40
$0.38
Jun-10
Dec-10
Dec-11
Dec-12
Jun-13

Results of Disciplined and Profitable Growth
Revenue ($mm)
Adjusted PTPP Earnings ($mm) (1)
Core EPS (2)
Source: SNL Financial and Company data.
(1)Adjusted PTPP earnings is calculated as: Pretax earnings + provision expense + adjustments for realized gains, nonrecurring revenue, and nonrecurring expense.
(2)Core income, on a diluted per-share basis is net income before extraordinary items, less the after-tax portion of income from investment gains and nonrecurring items. CAGR calculated from Dec-10 to Mar-13.
Net Interest Income ($mm)
CAGR: 99%
CAGR: 93%
CAGR: 184%
CAGR: 95%
▪ Strategy has produced superior growth in revenues and earnings

$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Jun-10
Dec-10
Dec-11
Dec-12
Jun-13
$32
$190
$247
$166
$327
$386
$192
$71
$422
$794
$292
$163
$362
$498
$1,449
$295
$213
$666
$663
$1,422
Consumer & Mortgage
Commercial Real Estate (2)
Multi Family Loans
Commercial (1)
Warehouse Loans
Loan Yield

Loan Portfolio: High Growth With Strong
Credit Quality
Loan Portfolio Mix & Yield
▪ Centralized credit committee approval for all loans
 ▪ Average C&I loan < $2.0 million
 ▪ Average Multi-family loans < $5 million; concentrated in New York City
 ▪ ~90 strong warehouse clients
▪ Warehouse loans are classified as loans held for sale
▪ High credit quality derives from Customers’ underwriting standards and conservative loan mix
▪ Loan portfolio has grown rapidily while credit quality has improved
▪ No losses on loans originated since new management team took over
(1) Includes C&I and owner occupied CRE
(2) Non-owner occupied CRE

Customers Bancorp, Inc.

40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
2.0%
1.5%
1.0%
0.5%
0.0%
3.8
16.7
1.9
22.2
7.3
29.6
4.0
22.3
6.2
18.4
Jun-10
Dec-10
Dec-11
Dec-12
Jun-13
NPLs
OREO
NPA/Total Assets*

▪ No charge-offs on loans originated since 2009
▪ Less than 0.70% of NPAs from non-FDIC covered and acquired loans
▪ Strong credit and risk management cultures
Minimal Credit Issues
Source: Company documents.
*Excludes accruing TDRs and loans 90 days+ past due and still accruing.
($ in millions)
Non-covered Nonperforming Assets

Customers Bancorp, Inc.

Total Deposit Growth

CAGR 71%
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$299
$201
$769
$389
$88
$713
$719
$151
$1,180
$1,004
$257
$1,345
$1,120
$311
Jun-10
Dec-10
Dec-11
Dec-12
Jun-13
CD's
Money Market & Savings
DDA

CAGR 82%
$300
$200
$100
$0
$41
$77
$15
$124
$34
$251
$42
$267
$45
Jun-10
Dec-10
Dec-11
Dec-12
Jun-13
Non Interest Bearing DDA
Interest Bearing DDA

2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
1.58%
1.71%
1.19%
0.87%
0.77%
Jun-10
Dec-10
Dec-11
Dec-12
Jun-13

$125
$105
$85
$65
$45
$25
$56
$77
$109
$124
$133
Jun-10
Dec-10
Dec-11
Dec-12
Jun-13

Deposits: Organic Growth With Controlled
Costs
Source: Company data.
Average DDA Growth
Cost of Deposits
Deposits per Branch
CAGR 34%
CAGR (21%)
▪ Customers strategies of single point of contact and recruiting known teams in target markets produce rapid deposit growth with low cost

Customers Bancorp, Inc.

90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
63.4%
78.4%
60.1%
58.0%
60.5%
61.6%
60.4%
60.9%
57.5%
51.4%
49.4%
37.1%

Highly Efficient Cost Structure
Customers
Peers
Source: SNL Financial and Company data.
Peers consists of Northeast and Mid-Atlantic banks and thrifts with assets between $2.0 billion and $6.0 billion and most recent quarter core ROAA greater than 90bps.
Efficiency ratio calculated as noninterest expense and noninterest revenues, excluding only gains from securities transactions and nonrecurring items.
▪ +20% more efficient than peers leading to higher ROAE vs. peers
Efficiency Ratio: Customers Bancorp vs. Peers

Critical Success Factors Drive Business
Strategy and Superior Performance
▪ High Credit Quality - ensures low non-performers and charge offs.
▪ Revenues 2X Expenses - gets bank to 50% or less efficiency ratio through positive operating leverage.
▪ Customers Come First - results in strong relationships,customer referrals and franchise value.
▪ Strong Capital - 7% (+/-) minimum TCE ratio and 11% minimum RBC ratio
▪ Strong Risk Management - critical for successful banking operation.

Customers Bancorp, Inc.

Criteria	Target	2Q 2013
Return on Assets	.90% to 1.00%	0.98%
Return on Equity	10% or greater	10.11%
Net Interest Margin	3.00% to 3.25%	3.26%
Efficiency Ratio	50%	49.44%

Key Financial Targets
▪ Targets were made public in 2009
▪ Management’s commitment is to build on its accomplishments and continuously improve the company’s financial performance

High Quality Board of Directors
▪ A strong risk management culture begins with the Board of Directors
▪ Customers’ engaged and accomplished Board of Directors provides strategic input and oversight

Name	Position	Background
Jack Miller, CPA	Director (Financial Expert)	• Former Vice Chairman of KPMG • Former Chairman of the US Comptroller General's Governmental Auditing Standards Advisory Council
Larry Way, CPA, J.D.	Director (Chairman of the Audit Committee)	• Former Chairman of ALCO Industries, Inc. • Former President and CEO of ALCO Industries, Inc.
Steven J. Zuckerman	Director (Chairman of Compensation Committee)	• President and CEO of Clipper Magazine (sold to Gannett Corp.) • Partner at Opening Day Partners
Daniel K. Rothermel, J.D.	Director (Chairman of Risk Management Committee)	• President and CEO of Cumru Associates, Inc. • Served over 20 years on the Board of Sovereign Bancorp & Sovereign Bank
Jay Sidhu	Chairman and Chief Executive Officer	• Former Chairman and CEO of Sovereign Bank and Sovereign Bancorp. • Former Chairman and CEO of SIDHU Advisors
Bhanu Choudhrie	Executive Director of C&C Group	• Private Equity Investor, London, U.K.

Strong Risk Management Culture
▪ Seasoned management team with the board develops strategy and it’s execution
Name	Title	Years of Banking Experience	Background
Jay S. Sidhu	Chairman & CEO	35	Chairman and CEO of Sovereign Bank & Sovereign Bancorp, Inc.
Richard A. Ehst	President & COO	44	EVP, Commercial Middle Market, Regional President (Berks County) and Managing Director of Corporate Communications at Sovereign Bank
Robert E. Wahlman, CPA	Chief Financial Officer	32	CFO of Doral Financial and Merrill Lynch Banks; various roles at Bank One, US GAO and KPMG.
Steve Issa	EVP, New England Market President, Regional Chief Lending Officer	36	EVP, Managing Director of Commercial and Speicalty Lending at Flagstar and Sovereign Bank.
George Maroulis	EVP, Head of Private & Commercial Banking - NY	21	Group Director and SVP at Signature Bank; various positions at Citibank and Fleet/Bank of America's Global Commercial & Investment Bank
Glenn Hedde	EVP, President Warehouse Lending	24	President of Commercial Operations at Popular Warehouse Lending, LLC; vaious positions at GE Capital Mortgage Services and PNC Bank
Warren Taylor	EVP, President Community Banking	29	Division President at Sovereign Bank, responsible for retail banking in various markets in southeastern PA and central and southern NJ
Thomas Jastrem	EVP, Chief Credit Officer	33	Various positions at First Union Bank and First Fidelity Bank
Timothy D. Romig	EVP, Regional Chief Lending Officer	27	SVP and Regional Executive for Commercial Lending (Berks and Montgomery County), VIST Financial; SVP at Keystone
John Lomanno	EVP, President Mortgage Lending	27	President GMH Mortgage Services. Various other senior management positions in all facets of mortgage banking
Robert B. White	EVP, President Special Assets Group	24	President RBW Financial Consulting; various positions at Citizens Bank and GE Capital
James Collins	EVP, Chief Administrative Officer	20	Various positions at Sovereign including Director of Small Business Banking
Glenn Yeager	EVP, General Counsel	34	Private practice financial services law firm. Senior Counsel Meridian Bancorp, Inc.
Mary Lou Scalese	SVP, Chief Risk Officer	35	Director of Internal Audit at Sovereign Bank
Ken Keiser	EVP, Director CRE and Multi-Family Housing Lending	35	SVP and Market Manager, Mid-Atlantic CRE Lending at Sovereign Bank; SVP & Senior Real Estate Officer, Allfirst Bank

Comparison with Two Highly Successful
Banks (Similar Banking Models)
Signature Bank SBNY - (5 year 440+% Shareholder Value)			Customers Bancorp CUBI - (3 year % Shareholder Value)
Asset Size / Growth			Asset Size / Growth
Total Assets (MRO)	$18.0	billion	Total Assets (MRO)	$4.0	billion
5 yr CAGR Deposits	26%		3 yr CAGR Deposits	71%
TCE / TA Ratio	9.4%		TCE / TA Ratio	9.9%
CRE & Multi Family / Assets	75%		CRE & Multi Family / Assets	27%
Credit Quality			Credit Quality
NPA / TA	0.32%		NPA / TA	0.65%	(1)
NPL / Loans	0.50%		NPL / Loans	0.56%	(1)
Reserve / Loans HFI	1.09%		Reserve / Loans HFI	1.44%	(1)
Profitability			Profitability
ROAA	1.15%		ROAA	0.98%
ROAE	12.20%		ROAE	10.11%
Valuation			Valuation
2013 Consensus P/E	19.8	x	2013 Consensus P/E	11.6	x
2014 Consensus P/E	18.1	x	2014 Consensus P/E	10.7	x
Price / LTM EPS	21.7	x	Price / LTM EPS	9.5	x
Price / Tangible Book	2.4	x	Price / Tangible Book	1.1	x

			(1) NPL/NPA/Reserve data based on non-covered loans only

Texas Capital Bancshares TCBI - (5 year 316% Shareholder Value)			Customers Bancorp CUBI - (3 year % Shareholder Value)
Asset Size / Growth			Asset Size / Growth
Total Assets (MRO)	$10.0	billion	Total Assets (MRO)	$4.0	billion
5 yr CAGR Deposits	18%		3 yr CAGR Deposits	71%
TCE / TA Ratio	8.4%		TCE / TA Ratio	9.9%
CRE & Multi Family / Assets	22%		CRE & Multi Family / Assets	27%
Credit Quality			Credit Quality
NPA / TA	0.70%		NPA / TA	0.65%	(1)
NPL / Loans	0.81%		NPL / Loans	0.56%	(1)
Reserve / Loans HFI	1.08%		Reserve / Loans HFI	1.44%	(1)
Profitability			Profitability
ROAA	1.39%		ROAA	0.98%
ROAE	16.80%		ROAE	10.11%
Valuation			Valuation
2013 Consensus P/E	14.5	x	2013 Consensus P/E	11.6	x
2014 Consensus P/E	13.7	x	2014 Consensus P/E	10.7	x
Price / LTM EPS	14.8	x	Price / LTM EPS	9.5	x
Price / Tangible Book	2.4	x	Price / Tangible Book	1.1	x

			(1) NPL/NPA/Reserve data based on non-covered loans only
Comparison with Two Highly Successful
Banks (Similar Banking Models)

Summary
▪ Clean high performing ~$4.0 billion bank with significant growth opportunities
▪ Shareholder value results from the combination of increasing tangible book value with strong and consistent earnings growth
▪ Customers has delivered increases in TBV and earnings each quarter over the past three years of existence and is well positioned to continue its success
▪ Critical success factors and our business model for superior shareholder value creation designed to produce above average value
▪ Experienced management team delivers on execution
 ▪ Ranked #1 overall by Bank Director Magazine in the 2013 Growth Leader Rankings

Appendix

Federal Reserve Bank (“FRB”) Referral
▪ For 2011 and 2012 lending activities, the FRB of Philadelphia (the “FRB”) believes Customers Bank may have been redlining
 Philadelphia County
▪ Pursuant to FRB policy, all circumstances where the agency believes a bank may have been redlining must be referred to the
 Department of Justice (“DOJ”)
▪ While Customers Bank believes is has not redlined Philadelphia County, the Bank is committed to resolving this matter in the next few months and will immediately address all issues raised by the FRB or DOJ

Investment in Religare
▪ Customers Bancorp Inc., the holding company for Customers Bank, has announced it is making an equity investment in Religare Enterprices Limited (“Religare”)
▪ Religare is a leading non-bank financial services company in India which is applying for a banking license in India. Religare provides financial services including asset management, life and health insurance, lending, investment banking and wealth management
▪ The investment will provide Customers Bank with access to professionals and businesses from South
 East Asia with interests in Customers’ northeast US footprint, and northeast US professionals and businesses with interests in South East Asia
▪ Customers Bancorp Inc. has purchased $1 million of Religare stock at this time, and the remaining investment of up to 4.9% of Religare stock is subject to the completion of due diligence

Customers Bancorp, Inc.

			MRQ Profitability			Capitalization				Asset Quality		Market Trading				
Name	State	Assets ($MM)	Core ROAA (1)	Core ROAE (1)	Effic. Ratio	TCE / TCA	Tier 1 Ratio	Leverage Ratio	Total Capital Ratio	NPAs/ Assets (2)	Reserves/ Gross Loans	Market Cap ($MM)	Price/ TBV	Price/ LTM EPS	Price/ 2013 EPS	Price/ 2014 EPS
Independent Bank Corp.	MA	$5,721	0.93%	9.8%	68.3%	6.8%	10.4%	8.5%	12.2%	1.55%	1.15%	$717	1.91x	16.2x	13.3x	12.8x
Berkshire Hills Bancorp, Inc.	MA	$5,245	1.12%	8.8%	57.6%	8.1%	10.0%	7.5%	11.8%	0.59%	0.84%	$672	1.68x	16.3x	12.3x	11.6x
Tompkins Financial Corporation	NY	$4,987	0.96%	10.6%	65.8%	6.9%	12.1%	8.1%	12.9%	0.82%	0.82%	$588	1.75x	16.1x	11.8x	11.7x
S&T Bancorp, Inc.	PA	$4,480	1.02%	8.4%	64.6%	8.5%	12.2%	9.4%	15.6%	1.97%	1.36%	$565	1.55x	13.0x	12.8x	12.7x
Dime Community Bancshares, Inc.	NY	$3,982	1.06%	10.6%	47.8%	8.8%	13.0%	10.0%	13.7%	1.29%	0.58%	$514	1.49x	12.2x	11.6x	11.5x
Sandy Spring Bancorp, Inc.	MD	$3,932	1.10%	8.9%	60.7%	10.4%	14.2%	11.1%	15.5%	1.39%	1.58%	$517	1.29x	13.3x	13.0x	12.9x
Eagle Bancorp, Inc.	MD	$3,325	1.37%	12.8%	48.6%	9.1%	11.1%	10.4%	12.5%	1.50%	1.45%	$541	1.80x	13.5x	12.7x	11.9x
Washington Trust Bancorp, Inc.	RI	$3,052	1.23%	12.4%	61.6%	7.9%	12.3%	9.5%	13.5%	1.53%	1.32%	$445	1.88x	13.1x	12.4x	12.0x
Oritani Financial Corp.	NJ	$2,815	1.42%	7.8%	37.7%	18.2%	21.2%	14.8%	22.4%	1.33%	1.42%	$699	1.37x	18.3x	17.8x	17.8x
Camden National Corporation	ME	$2,591	0.92%	10.0%	62.7%	7.2%	14.3%	9.0%	15.6%	1.12%	1.48%	$263	1.44x	11.7x	NA	NA
Univest Corporation of Pennsylvania	PA	$2,263	1.01%	7.9%	64.8%	10.3%	14.1%	11.7%	15.4%	2.01%	1.69%	$294	1.30x	14.1x	13.1x	12.5x
First of Long Island Corporation	NY	$2,141	1.07%	10.9%	52.9%	9.6%	18.9%	9.4%	20.2%	0.27%	1.59%	$270	1.31x	12.9x	12.4x	12.2x
Arrow Financial Corporation	NY	$2,116	0.96%	11.1%	61.9%	7.3%	15.2%	9.3%	16.4%	0.33%	1.25%	$293	1.92x	13.1x	14.5x	14.2x
Bryn Mawr Bank Corporation	PA	$2,030	1.17%	11.4%	66.2%	7.9%	11.3%	8.6%	12.3%	0.99%	1.03%	$304	1.95x	14.0x	14.4x	12.2x
Median		**$3,188**	**1.07%**	**10.3%**	**61.8%**	**8.3%**	**12.6%**	**9.4%**	**14.5%**	**1.31%**	**1.34%**	**$515**	**1.62x**	**13.4x**	**12.8x**	**12.2x**
Customers Bancorp, Inc.	**PA**	**$3,459**	**1.15%**	**12.4%**	**50.6%**	**7.9%**	**9.6%**	**9.2%**	**10.6%**	**0.77%**	**0.89%**	**$300**	**1.10x**	**8.8x**	**10.7x**	**9.3x**

Peer Group Comparison
High Performance Regional Peers
Source: SNL Financial, Company documents. Market data as of 5/6/13. Consists of Northeast and Mid-Atlantic banks and thrifts with assets between $2.0 billion and $6.0 billion and most recent quarter core ROAA greater than 90bps. Excludes merger targets and MHCs.
Note: Customers Bancorp P/Estimated EPS ratios based on mid-point of publicly disclosed estimates by Customers Bancorp in the earnings call on 4/22/13.
(1)Customers Bancorp Core ROAA and ROAE excludes after tax impact of $2 million charge for warehouse fraud (tax rate of 35%). Including $2 million charge, reported ROAA of 0.98% and ROAE of 10.6%.
(2)Customers Bancorp NPAs/Assets calculated as non-covered NPAs divided by total assets. Non-covered NPAs excludes accruing TDRs and loans 90+ days past due and still accruing.

Customers Bancorp, Inc.

12.0%
11.5%
11.0%
10.5%
10.0%
9.5%
9.0%
9.8%
10.1%
10.6%
10.7%
11.0%
11.1%
11.5%
11.3%
9/30/10
12/31/10
3/31/11
6/30/11
9/30/11
12/31/11
3/31/12
6/30/12
Tier 1 Common

25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

The Thesis on Current U.S. Banking
Environment
A Return to Shareholder Value Creation will Continue
to be Elusive for the Foreseeable Future
Critical to Have a Winning Business Model
Capital Accumulation Continues To
Create Deployment Challenges
Credit Improving - Though Banks Face a
Number of Operational Headwinds
Relationship
Banks
Fee Income
Leaders
Product
Differentiators
¡ Local dominance
¡ Strong credit quality
¡ Core deposits
¡ Expense
 management
¡ Diversity
¡ Cross sell
¡ Capital efficiency
¡ Higher profitability /
 consistent earnings
¡ Product
 dominance
¡ Innovator /
 disrupter
¡ Asset generator
¡ Credit Improving
 } NPAs and NCOs generally declining across the sector
¡ Asset Generation
 } Banks are starved for interest-earning assets and are exploring new asset classes, competing on price and looking into specialty finance businesses / lending
¡ NIM Compression
 } Low rate environment for the foreseeable future will continue to pressure NIM
 } Several institutions have undergone balance sheet restructurings to alleviate near-term NIM compression
¡ Operational Leverage
 } Expense management is top of mind as banks try to improve efficiency in light of revenue pressure and increased regulatory / compliance costs